Safe Harbor

BUSINESS RISKS AND FORWARD - LOOKING STATEMENTS

Safe Harbor Statement: Any statements set forth above that are not historical facts are forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to the China TransInfo’s anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new GIS software and hardware, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United
States Securities and Exchange Commission. Anyone interested in obtaining information on
China TransInfo should contact China TransInfo or CCG Elite, as set forth above, to receive the China TransInfo’s most recent financial reports. This presentation was developed by China
TransInfo and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company’s stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

   Company Snapshot

Listed on OTC BB:

CTFO.OB

Price (as of Feb. 1, 2008):

$6.20

52 Week High:

$8.50

52 Week Low:

$1.44

Shares Outstanding:

     19.6 Million

Market Capitalization:

    $122 Million

Revenues (9 mo. 2007):

     $8 million

Net Income (9 mo. 2007):

     $3.6 million

EPS (9 mo. 2007)

$0.25

   Company Overview

Mission: To be the largest transportation
information solutions provider, as well as the
largest integrated transportation media
platform  builder and operator in China

Founded in October, 2000

Products target for transportation
management authorities under management of
the Ministry of Communication and the
general public

Nationwide presence – 5 offices in China with
headquarters in Beijing

150 employees nationwide, 30 PhD
researchers in PKU labs

2006 – US$7.2m in Revenue; US$3m in net
profit

Net Income (in Million)

Revenue (in Million)

   Investment Considerations

Technology leader in China’s GIS market

13 copyrights and 9 product awards

1st mover in China developing the technology for processing and broadcasting real-time traffic data

High-visibility customers including leading Chinese ministries & diverse private clients

Strong revenue growth from high margin recurring data services

Rapidly growing market for transportation solutions driven by rapid urbanization and transportation growth in China

Key role in developing GIS technical standards and exclusive provider of real time traffic flow data for several cities

Technology Leadership

  Awards and Government Recognition

Gold Award and Bronze Award for GIS project 2004 & 2005

ESRI Special Awards in 2005

  1st mover advantage in the 3D GIS segment

Developed the first and only three dimensional GIS platform software in
   China

  Model Cases for Government

  90% win ratio for new bids in 2007

  Peking University Partnership

GeoGIS Research Laboratory &

over 30 PhDs & researchers

Revenue Breakdown

Transportation solutions – tracks and stores traffic information for various government entities and private sector clients.

Land and resources – enables
municipal governments to assess the
efficiency of land use and the
management of natural resources.

Digital City –designed to aid a Chinese
government initiative to outfit all major
cities with broadband and wireless
internet access.

Going forward, transportation is
expected to be the largest driver of
growth

8

Focus on Transportation Growth

China has recently completed large scale
highway infrastructure projects - now the
second longest highway network in the
world

The government intends to improve
transportation management using
advanced IT solutions

Motorists are eager to have access to real
time traffic information

Public sector market size of $6.6 Bn based
on estimated government spending for
transportation upgrades*

Significant private potential sector
potential

*Eleventh 5 year plan of the Chinese government

9

Comprehensive Transportation
Information Solutions

Solution Overview

Custom-designed software based on proprietary GIS technology

Applications convert complex traffic data into easily digestible graphics with a user-friendly interface

Used throughout China by the Ministry of Communication

Revenue generated on contract-by
  contract-basis – contracts are often
  extended or expanded

Example projects:

parking management

highway traffic monitoring

Total Transportation Information
Solutions

Our advantages:

Strong customer relationships with local government
transportation agencies

Pioneer in real time traffic reporting technology

Developed national technological standards

  Recent wins:

3 out of 4 prototype projects commissioned by the Ministry of
Communication

Beijing - Project to improve transportation management

      ahead of Olympics

Growth plans:

Cooperate with Ministry of Communication to publicize
solution to other cities in China

Expand sales network to Zhejiang, Shandong and Liaoning
Province

         Features

Custom mapping and route
calculation

Find parking lots, restaurants or
sightseeing destinations

Access real time traffic conditions

Transportation Information Media
Platforms

Product Overview

GPS monitors placed in taxis and
    buses

CTFO provides hardware and
   software installations

Information distributed to exterior
displays on cars, cell phones and
PDAs

Revenue derived through exclusive
   advertising contracts

Recurring Revenue Model For
Media Platforms

Data Warehouse:

Real-time Traffic Data

Intelligent Parking Data

Highway Traffic Flow Data

Gas Station Location Data

GPS Equipment

PDA

Mobile Phone

Internet

Customers:

Car Drivers

Taxis, delivery companies, etc.

Revenue from ads:

On the outside of taxis

Within taxis

At bus stops

Integrated with data on
delivery platforms

Transportation Information Media
Platforms

Our advantages:

Leading transportation information service platform technology

Patents for GPS monitoring management and LCD screen systems

First entrant in current markets with exclusive operating rights for 15 years

First company in china to collect data from moving vehicles

  Recent wins:

Huhhot DOT – GPS Control Systems in 4,700 taxis citywide advertising rights

Urumqi DOT – GPS Control Systems in 7,000 taxis citywide advertising rights

Chengdu DOT – selected to provide city with integrated transportation data platform

Market opportunity:

80 cities in China targeted as potential markets – each city has 5,000 taxis on average

Ads on taxis alone generate approximately $60 per month per taxi base on average market price.

Product Overview:

Technology used is similar to electronic toll collection technology in other countries

Tags in vehicles read by sensors on highways as cars pass

Tags can also be used for traffic information collection systems, automatic parking management systems, gas stations, fast food restaurants and public transportation

Will supply tags to private individuals and antennas to highway authorities

Electronic Toll Collection

Road side ETC antenna

Toll
computer

Electronic
vehicle tag

Back end system

Electronic Toll Collection

          Market Opportunity:

At the end of 2006 China had almost 50
million private vehicles – the number is
expected to balloon to 140 million by 2020

70 percent of toll highways globally will be in
China

ETC will be the “backbone technology” of the
national toll highway network

Several municipalities and provinces have
recently begun preparations for installations

Development Plans

Acquire experienced talent

Taking first steps to enter the Beijing market

In contact with planners in Tianjin, Hebei
Shanxi and Sichuan Province

Beijing

Tianjin

Jiangsu

Guangdong

Hubei

Shenzhen

Shanghai

Sichuan

Xiamen

Gansu

China

TransInfo

International

Competitors

Domestic

Competitors

Strong

R&D

Important

Government

Customers

Winning

Record with

Model cases

Low

Price

Advantage

Technology

Leader

No

modifications

needed

   Competitive Landscape

Strong Management Team

Founded China TransInfo in 2000

From 1998 was involved in several research projects at Peking University

In 2003, Mr. Xia received his PhD in Remote Sensing

Serves on several government advisory committees for the development of GIS services for urban planning

CEO and
President

Shudong Xia

Troy Mao

CFO

Joined China TransInfo in January, 2008

Previously worked for Deloitte & Touche in both the US and China

Holds a Master’s from UNC Chapel Hill in Accounting

Zhiping Zhang

VP of R&D

Vice President of Research and Development since May 14, 2007.  Professor in
Remote Sensing and Geography Information Institute at Peking University

Lead the development of the first Geo-info system software-Citystar - awarded the
“Excellence Product Award”

Danxia Huang

VP

Formerly Vice President of First City Investment Inc. of Hong Kong.  Previously, CEO
of an internet company for 3 years.  Holds a MBA from Murdoch Univ. of Australia.

   Increasing Revenue Growth

CAGR = 83%

Revenues ($ in Millions)

High Profitability

CAGR = 89%

Net Income ($ in Millions)

Summary Income Statement*                         Nine Months Ended                     Year Ended

                                                                                   September 30                      December 31

($ in million)                                                      2007               2006                  2006              2005

Revenues                                                          $ 8.0               $ 4.5                 $ 7.2              $ 5.5

Gross Profit                                                       $3.9                $2.8                  $4.0               $2.7

Gross Margin                                                    49%                62%                   56%               49%

Operating Income                                             $3.1                $2.2                   $3.1               $2.0

Operating Margin                                             39%                 49%                  43%               36%

Net Income                                                        $3.6                $2.3                   $3.0               $2.2

Summary Income Statement

   Strong Balance Sheet

($ in millions)                                                          2005                    2006                 9/30/07

Cash and Equivalents                                             $ 0.2                    $ 1.3                   $5.2

Total Current Assets                                               $ 2.9                    $ 6.6                   $15.6

Total Assets                                                             $ 4.3                    $ 7.6                   $19.3

Total Liabilities                                                        $ 1.3                    $ 1.5                   $2.0

Total Shareholders’ Equity                                           $ 3.0                     $ 6.1                  $17.3

Total Liabilities and Shareholders’ Equity              $ 4.3                    $ 7.6                  $19.3

   Summary

  Leader of GIS technology in
   transportation sector in China

  1st mover in developing the technology
   of processing & broadcasting real-time
   traffic data

  Exclusive provider of real-time traffic
   flow data of several cities and national
   highway

  Strong system delivery track record &
   key client base

  Early wins on “model cases” with
   strong follow on pipeline

  Growing recurring revenue model for
   data services

Contact

China TransInfo Technology Corp:

Mr. Troy Mao

Chief Financial Officer

Phone: 86 10 82671299 ext 3026

Email: troymao@ctfo.com

Website: www.chinatransinfo.com

CCG Elite Investor Relations:

Mr. Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800

New York, NY 10019

Phone: (646) 213-1915

E-mail:crocker.coulson@ccgir.com

Web Site: www.ccgelite.com